UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2024

AGRIFY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-39946	30-0943453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2468 Industrial Row Dr. Troy, MI	48084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 896-5243

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGFY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment of Pre-Funded Warrants for CP Acquisitions, LLC

As previously reported, on January 25, 2024, Agrify Corporation (the “Company”) and CP Acquisitions, LLC (“CP”), an entity affiliated with and controlled by Raymond Chang, the Chief Executive Officer of the Company and a member of its Board of Directors (the “Board”), and I-Tseng Jenny Chan, a member of the Board, agreed to amend, restate and consolidate certain outstanding notes held by CP into a Senior Secured Amended, Restated and Consolidated Convertible Note (the “Convertible Note”).

As previously reported, on May 21, 2024, the Company and CP entered into an amendment to the Convertible Note (the “CP Note Amendment”), pursuant to which CP may elect, in lieu of shares of common stock issuable upon conversion of the Convertible Note, to instead receive pre-funded warrants. The conversion price applicable to the Pre-Funded Warrants remained unchanged at $1.46.

The Pre-Funded Warrants have an exercise price of $0.001 per share, became exercisable upon issuance, will expire when the applicable warrant is exercised in full, and are exercisable on a cash basis or, if there is no effective registration statement registering the resale of the underlying shares of common stock, on a cashless exercise basis at CP’s discretion. Immediately following the execution of the CP Note Amendment, CP elected to convert $11.5 million of outstanding principal into a pre-funded warrant (the “CP Warrant”) exercisable at issuance for up to 7,876,712 shares of common stock.

On June 30, 2024, the Company and CP entered into an amendment to the CP Warrant (the “CP Warrant Amendment”). Prior to the CP Warrant Amendment, the CP Warrant provided that each time the Company consummated any bona fide equity financing with the primary purpose of raising capital, then the number of shares of common stock underlying the CP Warrant would be increased (the “Adjustment Provision”) to an amount equal to (i) the amount of the Convertible Note that was originally converted into the CP Warrant divided by (ii) the purchase or conversion price in the equity financing transaction, subject to proportional adjustment in the event the CP Warrant has been partially exercised. The CP Warrant Amendment amended the CP Warrant to (i) remove the Adjustment Provision and (ii) increase the threshold for a change of control, for purposes of determining whether a Fundamental Transaction has occurred (as such term is defined in the CP Warrant), from 50% of the outstanding common stock of the Company as originally provided in the CP Warrant to greater than 50% of the outstanding common stock of the Company.

Amendment of Pre-Funded Warrants for GIC Acquisition LLC

As previously reported, on July 12, 2023, the Company issued an unsecured promissory note with an original principal amount of $500,000 in favor of GIC Acquisition LLC (“GIC”), an entity that is indirectly owned and managed by Mr. Chang, and on October 27, 2023, GIC and the Company amended and restated the note to extend the maturity date to December 31, 2023, and to grant a security interest in the Company’s assets that ranks junior to the Convertible Note (the “Junior Note”). As previously reported, on January 25, 2024, GIC and the Company amended and restated the Junior Note to increase the principal amount thereunder to $1.0 million and to extend the maturity date until June 30, 2024.

As previously reported on May 21, 2024, GIC and the Company amended and restated the Junior Note (the “Restated Junior Note”) to increase the aggregate principal amount to approximately $2.29 million, extend the maturity date to December 31, 2025, and provide that the Junior Note may be converted into common stock of the Company or, at GIC’s election, pre-funded warrants, in each case at a conversion price of $0.31. Immediately following the execution of the Restated Junior Note, GIC elected to convert all of the outstanding principal and accrued but unpaid interest under the Restated Junior Note into a pre-funded warrant (the “GIC Warrant”) exercisable at issuance for up to 7,383,053 shares of common stock, which included an Adjustment Provision.

On June 30, 2024, the Company and GIC entered into an amendment to the Pre-Funded Warrants (the “GIC Warrant Amendment”). The GIC Warrant Amendment amended the GIC Warrant to (i) remove the Adjustment Provision and (ii) increase the threshold for a change of control, for purposes of determining whether a Fundamental Transaction has occurred (as such term is defined in the GIC Warrant), from 50% of the outstanding common stock of the Company as originally provided in the GIC Warrant to greater than 50% of the outstanding common stock of the Company.

The Company plans to seek stockholder approval at the next annual meeting of stockholders to amend the CP Warrant and GIC Warrant to insert the Adjustment Provisions into the CP Warrant and the GIC Warrant at a future date pursuant to Nasdaq Listing Rule 5635.

The foregoing summaries of the CP Warrant Amendment and the GIC Warrant Amendment do not purport to be complete and are qualified in their entirety by reference to copies of the CP Warrant Amendment and the GIC Warrant Amendment, which are filed as Exhibits 4.1 and 4.2 hereto, respectively.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the federal U.S. securities laws with respect to seeking shareholder approval to insert the Adjustment Provision into the CP Warrant and GIC Warrant, other future plans and intentions, or other future events. These forward-looking statements generally are identified by words such as “will,” “intend,” “should,” “plan,” or similar statements, reflect management’s current beliefs and assumptions and are based on the information currently available to management. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements. For additional details on the uncertainties that may cause our actual results to be materially different than those expressed in our forward-looking statements, please review the most recent Annual Reports on Form 10-K filed by the Company with the Securities and Exchange Commission at www.sec.gov, particularly the information contained in the sections entitled “Risk Factors.” Forward-looking statements speak only as of the date on which they are made, and the Company does not assume any obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Amendment to Pre-Funded Comon Stock Purchase Warrant between Agrify Corporation and CP Acquisitions, LLC dated as of June 30, 2024
4.2	Amendment to Pre-Funded Comon Stock Purchase Warrant between Agrify Corporation and GIC Acquisitions, LLC dated as of June 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRIFY CORPORATION

Date: July 3, 2024	By:	/s/ Raymond Nobu Chang
Raymond Nobu Chang
Chief Executive Officer

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